Exhibit 10.27

ENVIRONMENTAL INDEMNITY AGREEMENT
FOR VALUE RECEIVED, namely the loans, lines of credit, letters of credit or other financing arrangements provided by TD BANK, N.A., a banking corporation organized under the laws of the United States of America, with a place of business at One Portland Square, Portland, Maine, and a mailing address of P.O. Box 9540, Portland, Maine 04112-9540, (the "Bank") to FLOTATION TECHNOLOGIES, INC., a Maine corporation, whose address is 20 Morin Street, Biddeford, Maine 04005, under the terms and provisions of the Loan Documents, as described in and secured by a Mortgage and Security Agreement, of even date, given to the Bank on certain premises located at and near 20 Morin Street, Biddeford, Maine, (the "Premises"), the undersigned hereby unconditionally and irrevocably agrees to pay on demand to the Bank, and to reimburse defend, hold harmless and indemnify the Bank for, any and all liabilities, executions, awards, judgments, claims, damages, demands, penalties, actions, debts, suits, expenditures, indemnities, losses, charges or other amounts that are or may become due from the Bank in connection with, or arising directly or indirectly out of, any hazardous, toxic, dangerous, radioactive, noxious or unhealthful materials, substances, objects, gases, and/or wastes, including without limitation all of the following:  (a) asbestos in any form; (b) urea formaldehyde foam insulation; (c) transformers or other equipment which contain dielectric fluid containing any level of polychllorinated biphenyls; (d) underground or above ground storage tanks for oil or other potentially harmful substances or (e) any other chemical, material, gas or substance which is prohibited, limited, or regulated by any federal, state, county, regional, local, or other governmental authority or which, even if not so regulated, may or could pose a hazard to or be injurious to the health or safety of the occupants of the Premises or the owners of property adjacent to the Premises or which, even though not posing a danger to hinder health or safety, may or could constitute a pollutant that could be required to be cleaned up by any governmental authority, (all of which are hereinafter referred to collectively as "Hazardous Materials") situated in, over, upon, or under said Premises mortgaged to the Bank under the terms of the aforementioned Mortgage and Security Agreement; meaning and intending hereby to assume the obligation to pay, and to indemnify and hold harmless the Bank for, without limitation, (1) all costs incurred or expended by the Bank in connection with the removal of all Hazardous Materials from said Premises, including without limitation all costs of investigation, monitoring, remedial response, removal, restoration, feasibility studies, remedial work, cleanup, engineering reports, and permit acquisitions incurred in connection therewith; (2) all costs incurred and sums expended by the Bank in determining the compliance of such removal with all applicable regulations and standards; (3) all liability of, or expense to, the Bank incurred as a result of the improper removal or disposal of Hazardous Materials from said Premises, by whomever performed, or arising out of exposure to Hazardous Materials of any individual while in or on said Premises, or otherwise in connection with the existence or removal of, or failure to remove, any and all Hazardous Materials, on or from said Premises, together with (4) all of the Bank's costs of defending against any proceedings brought by or on behalf of any individual or entity allegedly injured as a result of the presence of Hazardous Materials on said Premises, or emanating therefrom in any manner, whether such claim is decided adversely to or in favor of the Bank, and (5) any reasonable attorney's fees incurred in connection with any of the foregoing matters; and the undersigned do hereby further unconditionally assume and agree to indemnify and make the Bank whole if the Bank should incur any liability whatsoever under the Uncontrolled Hazardous Substance Sites Act, 38 M.R.S.A. § 1361 et seq. (1989), or the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. § 9601 et seq. (1983) ("CERCLA"), or the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), or the Federal Waste Pollution Control Act (the "Clean Water Act"), 33 U.S.C. § 1251 et seq. and 33 U.S.C. § 1342 et seq., or the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901 et seq., or the Safe Drinking Water Act, 14 U.S.C. §§ 1401-1450, or the Toxic Substances Control Act, 15 U.S.C.§§  2601-2629, or the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., or the Resource Conservation Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C.  § 6902 et seq., or the Clean Air Act, 42 U.S.C. § 7401 et seq., or the State of Maine statutory provisions relating to underground Storage Facilities and Ground Water Protection, 38 M.R.S.A. § 561 et seq., or any regulation promulgated under any of the foregoing, or any other local, state or federal regulation, law or ordinance relating in any way to any Hazardous Materials, or any successor provision, because of or in connection with the Bank's connection with said Premises.  The Bank shall not be required to pursue or exhaust its remedies against the maker of said note, or against any other party liable for the payment of any amounts or for any performance for which the undersigned herein agrees to indemnify the Bank, or for which the undersigned herein assumes liability or which the undersigned hereby guaranties, or against the property mortgaged or pledged as security for the payment of said note, but upon the incurring of any obligation, damage, penalty, loss, charge, expense, execution, penalty, debt, claim, suit, expenditure, cost or liability, may immediately demand and enforce payment or performance from the undersigned pursuant to this indemnity agreement.  The obligations of the undersigned hereunder shall survive the repayment in full of the above mentioned loan, and shall remain in full force and effect for all time.  The obligations of the undersigned hereunder shall bind the undersigned's estate and administrators, executors and personal representatives and, to the maximum extent permitted by law, the heirs and successors of the undersigned.  The undersigned hereby waives demand, notice and protest, and waives all recourse to suretyship and guarantorship defenses generally, including, but not limited to, any extensions of time for payment or performance which may be granted to any other liable party, any modifications or amendments to any of the documents executed in connection with said loan, any act or omission to act by or on behalf of the Bank, its successors and assigns, any release of security, any release of a liable party or parties, and all other indulgences of any type which may be granted by the Bank, its successors and assigns, to any other party liable for the obligations assumed by the undersigned herein, and does also agree to pay all costs of enforcement hereof, and all costs of collection of amounts due hereunder, including reasonable attorneys' fees incurred in connection therewith hereby meaning to waive any and all matters whatsoever whereby the undersigned would or might be released, in whole or in part, from the obligations hereof.  All amounts due hereunder from the undersigned shall bear interest from the date demanded by the Bank until paid, at the highest rate per annum (including any default interest rate).  This shall be a continuing indemnity agreement, which shall not be terminated or otherwise affected by payment in full of said promissory note, or by any other matter, unless and until this agreement is waived or released, in writing, by the Bank.

If more than one person or entity executes this Agreement in favor of the Bank, all obligations shall be joint and several with respect to each.  This Agreement shall be construed in accordance with and governed by the laws of the State of Maine.  If any other provision of this Agreement shall be prohibited by, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  This Agreement may be modified or amended only by a writing signed by Bank and the undersigned.

The undersigned hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Indemnity Agreement may be brought in any state or federal court in the State of Maine, at the election of the Bank, its successors and assigns. By the execution and delivery hereof, each of the undersigned hereby irrevocably submits to the nonexclusive jurisdiction of any such court in any such action or proceeding, and hereby waives the benefit of jurisdiction derived from present or future domicile, and further waives personal service of any and all process upon the undersigned in connection herewith, and consents that any or all such service of process be made by registered or certified mail, return receipt requested, postage prepaid, directed to the undersigned at the address given below (or such other address as the undersigned may from time to time provide to the Bank in writing), and any service so made shall be deemed to have been completed five (5) days after the same shall have been so mailed. Final judgment against the undersigned in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact.

Dated: February 13, 2009	FLOTATION TECHNOLOGIES, INC.

_________________________	By: /s/ David Capotosto
Witness	David Capotosto
Its President